September 1, 2023
Summary prospectus
John Hancock U.S. High Dividend ETF
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-6020 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated September 1, 2023, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated April 30, 2023, are incorporated by reference into this summary prospectus.
Ticker
NYSE Arca: JHDV
Investment objective

To seek a high level of current income. Long-term growth of capital is a secondary objective.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.29
Other expenses	1.68 [1]
Total annual fund operating expenses	1.97
Contractual expense reimbursement	-1.63 [2]
Total annual fund operating expenses after expense reimbursements	0.34
1
“Other expenses” have been restated to reflect contractual fee rate changes.
2
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.34% of average daily net assets. Expenses means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing costs, (f) prime brokerage fees, (g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expenses ($)
1 year	35
3 years	460
5 years	911
10 years	2,164

John Hancock U.S. High Dividend ETF
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal period from September 23, 2022 (commencement of operations) through April 30, 2023, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies

The fund is an ETF, which is a fund that trades like other publicly-traded securities. The fund is not an index fund. The fund is actively managed and does not seek to replicate the performance of a specified index.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying U.S. large- and mid-cap equity securities. These dividend-paying U.S. large- and mid-cap equity securities are incorporated in, or have their primary listing in, the United States.
Dividend-paying U.S. equity securities in which the fund may invest include common and preferred stocks, convertible securities, rights, warrants, and real estate investment trusts (“REITs”) listed on any U.S. exchange. The fund considers the large- and mid-cap U.S. equity universe to be those U.S. equity securities in the top 85% of the free-float adjusted U.S. market capitalization.
The selection and weighting of the securities in the fund will be based on a proprietary systematic approach. According to this proprietary systematic approach, the initial investment universe will first be screened for securities that have high and persistent dividends or dividends that are expected to grow over time. Following this screening, the portfolio is then optimized. During the optimization process, security factors and portfolio factors are evaluated to optimize weights. Elements of this proprietary systematic approach are subject to change over time.
While the fund manages risk by investing in securities across a broad range of industries and market sectors, the fund may at times focus its investments in a particular sector or sectors of the U.S. equity markets.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Active trading market risk. Active trading markets for fund shares may not be developed or maintained by market makers or authorized participants. Market makers are not obligated to make a market in the fund’s shares or to submit purchase or redemption orders for creation units.
Authorized participant concentration risk. To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.
Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Convertible securities risk. Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.
ETF trading risk. The market price of shares may include a bid-ask spread (the difference between the prices at which investors are willing to buy and sell shares), which may vary over time and may increase for various reasons, including decreased trading volume or reduced market liquidity.
High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Mid-sized company risk. Mid-sized companies are generally less established and may be more volatile than larger companies. Mid-capitalization securities may underperform the market as a whole.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
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John Hancock U.S. High Dividend ETF
Preferred stock risk. Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.
Premium/discount risk. The NAV of the fund and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of the fund’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Given the nature of the relevant markets for certain of the fund’s securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.
Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.
Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Technology companies risk. Technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors. Investments in the technology sector may be susceptible to heightened risk of cybersecurity breaches, which may allow an unauthorized party to gain access to personally identifiable information and other customer data.
Trading issues risk. Trading in shares on NYSE Arca, Inc. (NYSE Arca) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the fund will continue to be met.
Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.
Past performance

This section normally shows how the fund’s total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund had been in operation for less than a full calendar year as of the date of this prospectus.
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor  Manulife Investment Management (US) LLC
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Geoffrey Kelley, CFA	Boncana Maiga, CFA, CIM	Ashikhusein Shahpurwala, CFA, PRM
Senior Portfolio Manager, Global Head of Strategic Asset Allocation and Systematic Equity Managed the fund since 2022	Portfolio Manager Managed the fund since 2022	Senior Portfolio Manager Managed the fund since 2022
Purchase and sale of fund shares

The fund will issue and redeem shares at NAV only with authorized participants and only in a large specified number of shares, each called a “creation unit,” or multiples thereof, in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in creation units, the shares are not redeemable securities of the fund.
Individual shares of the fund may be purchased and sold only in secondary market transactions through brokers or financial intermediaries. Shares of the fund are listed and traded on the NYSE Arca. Because shares trade at market prices rather than NAV, shares of the fund may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread).
Recent information, including information about the fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the fund’s website at jhinvestments.com/etf.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
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John Hancock U.S. High Dividend ETF
Payments to broker-dealers and other financial intermediaries

The advisor and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

© 2023 John Hancock Exchange-Traded Fund Trust
200 Berkeley Street Boston, MA 02116
800-225-6020, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

SEC file number: 811-22733
9660SP 9/1/23